Exhibit 23(e)

                           CONSENT OF GEORGE F. BRUDER

     As legal counsel, I hereby give consent to the filing of my opinion letter dated August 25, 1996 as an Exhibit to the Registration Statement on Form S-4 MidAmerican Energy Company and to all references to me included therein or made a part thereof.


                              /s/ George F. Bruder
                              --------------------

                                George F. Bruder

Washington, D.C.
August 25, 1996